MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                                POWER OF ATTORNEY

         I, the undersigned officer of the Mellon Institutional Funds Master Portfolio, a New York trust (the "Trust"), do hereby revoke all prior appointments and constitute and appoint Denise B. Kneeland, Barbara A. McCann and Patrick J. Sheppard, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and in the capacities indicated below, (i) any Registration Statement on Form N-1A, Form N-14 or any other applicable registration form and any and all amendments thereto filed by the Trust under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended (where applicable), with respect to the offering of its shares of beneficial interest, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (where applicable), and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement. This power of attorney shall be revoked solely with respect to any of the persons named as attorneys-in-fact above at such time as that person no longer serves as an officer or trustee of the Trust.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 9th day of December 2003.


                                                    /s/ Steven M. Anderson
                                                    ----------------------
                                                    Steven M. Anderson
                                                    Vice President and Treasurer